UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Vivaldi Opportunities Fund

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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VIVALDI OPPORTUNITIES FUND

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(877) 779-1999

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MARCH 5, 2019

To the Shareholders of Vivaldi Opportunities Fund:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of Vivaldi Opportunities Fund (NYSE: VAM), a Maryland corporation (the “Fund”), will be held at the offices of Drinker Biddle & Reath LLP, 191 N. Wacker Dr., Ste. 3700, Chicago, IL 60606-1698 on March 5, 2019, at 9:30 a.m., Central Time.

The purpose of the Annual Meeting is to consider and act upon the following proposal and to consider and act upon such other matters as may properly come before the Annual Meeting and any adjournments thereof:

1.	To elect two Class I directors of the Fund nominated by the Fund’s Board of Directors (the “Board”) and named in this proxy statement who will each serve for three years or until his successor is elected and qualified.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

Details regarding the proposal are more fully described in the enclosed proxy statement. The proxy statement is also available at www.proxyvote.com. The Fund’s annual and semi-annual reports to shareholders may be obtained by writing to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, by calling the Fund toll-free at 1-877-779-1999 or by accessing the Fund’s website (www.vivaldicef.com).

This Proxy Statement and accompanying Proxy are expected to be mailed to shareholders on or about February 1, 2019. You have the right to receive notice of and to vote at the Annual Meeting if you were a shareholder of record at the close of business on January 15, 2019. Whether or not you expect to be present in person at the Annual Meeting, please sign the enclosed proxy and return it promptly in the self-addressed envelope provided. As a registered shareholder, you may also vote your proxy electronically by telephone or over the Internet by following the instructions included with your proxy card. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Fund.

By Order of the Board,

Michael Peck

President

Chicago, Illinois

February 1, 2019

This is an important meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope. Even if you vote your shares prior to the Annual Meeting, you still may attend the Annual Meeting and vote your shares in person.

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VIVALDI OPPORTUNITIES FUND

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(877) 779-1999

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Vivaldi Opportunities Fund, a Maryland corporation (the “Fund”), for use at the Fund’s Annual Meeting of Shareholders (the “Annual Meeting”) to be held on March 5, 2019, at 9:30 a.m. Central Time at the offices of Drinker Biddle & Reath LLP, 191 N. Wacker Dr., Ste. 3700, Chicago, IL 60606-1698 and at any postponements or adjournments thereof. This proxy statement and the accompanying proxy card are first being sent to shareholders on or about February 1, 2019.

You are encouraged to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, and the Fund receives it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone or personal interviews conducted by officers or employees of the Fund, Vivaldi Asset Management, LLC, the investment adviser to the Fund (“Investment Manager”), or Broadridge Financial Solutions, Inc. (“Broadridge”), a professional proxy solicitation firm that has been retained by the Fund for a fee not to exceed $2500 plus all reasonable out of pocket expenses (e.g., shareholder telephone calls) incurred on behalf of the Fund. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund’s shares, (c) payment to Broadridge for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Fund. This Proxy Statement and accompanying Proxy are expected to be mailed to shareholders on or about February 1, 2019.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MARCH 5, 2019: The Notice of Annual Meeting of Shareholders and this proxy statement are also available via the Internet at www.proxyvote.com.

The Fund’s annual and semi-annual reports to shareholders may be obtained by writing to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, by calling the Fund toll-free at 1-877-779-1999 or by accessing the Fund’s website (www.vivaldicef.com).

ANNUAL MEETING INFORMATION

Date and Location

The Annual Meeting will be held on March 5, 2019, at 9:30 a.m. Central Time at the offices of Drinker Biddle & Reath LLP, 191 N. Wacker Dr., Ste. 3700, Chicago, IL 60606-1698.

Admission

Only record or beneficial owners of the Fund’s shares as of the close of business on January 15, 2019 or their proxies may attend the Annual Meeting. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Annual Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your shares and you plan to attend the Annual Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. Shareholders who wish to vote in person at the Annual Meeting must comply with all applicable conditions.

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Purpose of the Annual Meeting

At the Annual Meeting, you will be asked to vote upon the following proposal and to consider and act upon such other matters as may properly come before the Annual Meeting and any adjournments thereof:

1.	To elect two Class I directors of the Fund nominated by the Fund’s Board of Directors (the “Board”) and named in this proxy statement who will each serve for three years or until his successor is elected and qualified.

VOTING INFORMATION

Record Date and Quorum Required

The record date of the Annual Meeting is the close of business on January 15, 2019 (the “Record Date”). You may cast one vote for each common share that you own as of the Record Date.

A quorum of shareholders must be present for any business to be conducted at the Annual Meeting. The presence at the Annual Meeting, in person or by proxy, of shareholders entitled to cast one-third of the votes entitled to be cast as of the Record Date will constitute a quorum. Abstentions and broker non-votes (reflected by signed but unvoted proxies), will be treated as shares present for quorum purposes. On the Record Date, there were 5,683,233.00 shares outstanding and entitled to vote. Thus, 1,894,411.00 shares must be represented by shareholders present at the Annual Meeting or by proxy to have a quorum.

If a quorum is not present at the Annual Meeting, the chairman of the Annual Meeting or the shareholders who are represented may adjourn the Annual Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit further solicitation of proxies. Absent notice to shareholders, the adjourned Annual Meeting must take place no more than 120 days after the Record Date. At such adjourned Annual Meeting, any business may be transacted which could have been transacted at the original Annual Meeting.

Submitting Voting Instructions for Shares Held Through a Broker

If you hold shares through a broker, bank or other nominee, you must follow the voting instructions you receive from your broker, bank or nominee. If you hold shares through a broker, bank or other nominee and you want to vote in person at the Annual Meeting, you must obtain a legal proxy from the record holder of your shares and present it at the Annual Meeting.

Authorizing a Proxy for Shares Held in Your Name

If you are a record holder of shares, you may authorize a proxy to vote on your behalf by mail, as described on the enclosed proxy card. Authorizing a proxy will not limit your right to vote in person at the Annual Meeting. A properly completed, executed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke the proxy. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares according to the Board’s recommendations.

Revoking Your Proxy

If you are a shareholder of record, you can revoke your proxy by (1) delivering a written revocation notice received by the Fund no later than the opening of the polls at the Annual Meeting; (2) delivering a later-dated proxy received by the Fund no later than the opening of the polls at the Annual Meeting; or (3) voting in person at the Annual Meeting. If you hold shares through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions. Attending the Annual Meeting does not revoke your proxy unless you also vote in person at the Annual Meeting.

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Vote Required

The election of each Director nominee will require that the candidate receive a plurality of the votes cast at the Annual Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on the election.

INFORMATION REGARDING THIS SOLICITATION

The Fund will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing, and mailing this proxy statement, the accompanying Notice of Annual Meeting of Shareholders, and the proxy card. The Fund has requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. The Fund will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or regular employees of the Fund (for which no director, officer or regular employee will receive any additional or special compensation).

The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

A number of brokerages and other institutional holders of record have implemented householding. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. If you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker. Shareholders who currently receive multiple copies of the proxy statement at their addresses and would like to request information about householding of their communications should contact their brokers or other intermediary holder of record.

PROPOSAL 1: ELECTION OF DIRECTORS

The only proposal to be submitted at the Annual Meeting will be the election of two (2) Directors of the Fund to hold office for the term set forth below and until their respective successors are elected and qualified.

The Board is divided into three classes, each class having a term of no more than three years. Each year the term of one class will expire. Anthony Fischer and David G. Lee have each been nominated for election to the Board for the class and term as set forth opposite his name below:

Anthony Fischer	Class I	Three-year term to expire at the Fund’s 2022 Annual Meeting
David G. Lee	Class I	Three-year term to expire at the Fund’s 2022 Annual Meeting

Each of Mr. Fischer and Mr. Lee currently serves as a Director of the Fund. Robert Seyferth is a Class II Director whose term will expire at the Fund’s 2020 Annual Meeting of Shareholders. Gary Shugrue is a Class III Director whose term will expire at the Fund’s 2021 Annual Meeting of Shareholders.

Each nominee has indicated an intention to continue to serve if elected and has consented to being named in this Proxy Statement.

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A shareholder can vote for or withhold his or her vote for the nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named in this proxy statement. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that a nominee will be unable or unwilling to serve.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE NAMED IN THIS PROXY STATEMENT.

Information about Directors and Officers

The following tables set forth certain information regarding the nominees for election to the Board, Directors whose terms of office continue beyond the Annual Meeting, and the principal officers of the Fund. The officers of the Fund serve for terms of indefinite duration. A majority of Directors of the Board are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (collectively, the “Independent Directors”). Any Director who is not an Independent Director is an interested Director (“Interested Director”).

INTERESTED NOMINEE FOR DIRECTOR

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY DIRECTOR OR OFFICER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR

Anthony Fischer* Year of Birth: 1959 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Director	Chairman and Director since inception; current term ends at the 2019 annual meeting	Executive Director – National Sales of UMB Bank for Institutional Banking and Asset Servicing (2018); President of UMB Fund Services (2014 – 2018); Executive Vice President in charge of Business Development, UMB Fund Services (2013 – 2014); Senior Vice President in Business Development, UMB Fund Services (2008 – 2013).	6

* Mr. Fischer is deemed to be interested person of the Fund because of his prior affiliation with an affiliate of the Fund’s Administrator, UMB Fund Services, Inc.

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INDEPENDENT NOMINEE FOR DIRECTOR

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY DIRECTOR	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR

David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Director	Director since inception; current term ends at the 2019 annual meeting	President and Director, Client Opinions, Inc. (2003-2011); Chief Operating Officer, Brandywine Global Investment Management (1998-2002).	6

INDEPENDENT DIRECTORS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY DIRECTOR	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR

Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Director	Director since inception; current term ends at the 2020 annual meeting	Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993-2009).	6

Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Director	Director since January 1, 2018; current term ends at the 2021 annual meeting	Managing Director, Veritable LP (2016 – Present); Founder/President, Ascendant Capital Partners, LP (2001 – 2015); Trustee, Quaker Investment Trust.	6

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OFFICERS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY OFFICER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR

Michael Peck Year of Birth: 1980 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception	President, Co-Chief Investment Officer, and Portfolio Manager, Vivaldi Capital Management, LLC (2012 - present); Portfolio Manager, Coe Capital Management (2010 – 2011).	N/A

Chad Eisenberg Year of Birth: 1982 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Chief Operating Officer, Vivaldi Capital Management LLC (2012 – present); Director, Coe Capital Management LLC (2010 – 2011).	N/A

Perpetua Seidenburg Year of Birth: 1990 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since June 2018	Compliance Director, Vigilant Compliance, LLC (an investment management services company) from March 2014 – present; Auditor, PricewaterhouseCoopers LLP from September 2012 – March 2014.	N/A

Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since September 2018	UMB Fund Services, Inc. Senior Vice President, Client Services (September 2017 – Present); Vice President, Senior Client Service Manager (January 2013 – September 2017); Assistant Vice President, Client Relations Manager (2002 - January 2013).	N/A

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The Board believes that each of the Directors’ and nominees’ experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors and nominees lead to the conclusion that each Director and nominee should serve in such capacity. Among the attributes common to all Directors and nominees is the ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the other Directors, the Investment Manager, the Fund’s sub-advisers (“Sub-Advisers”), the Fund’s other service providers, counsel and the independent registered public accounting firm; and to exercise effective business judgment in the performance of his or her duties as Directors. A Director’s or nominee’s ability to perform his or her duties effectively may have been attained through the Director’s business, consulting, and public service; experience as a board member of non-profit entities or other organizations; education or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director or nominee.

Anthony Fischer. Mr. Fischer has been a Director since the Fund’s inception. Mr. Fischer has more than 25 years of experience in the financial services industry.

David G. Lee. Mr. Lee has been a Director since the Fund’s inception. He has more than 25 years of experience in the financial services industry.

Robert Seyferth. Mr. Seyferth has been a Director since the Fund’s inception. Mr. Seyferth has more than 30 years of business and accounting experience.

Gary E. Shugrue. Mr. Shugrue has been a Director since January 1, 2018. Mr. Shugrue has more than 30 years of experience in the financial services industry.

Specific details regarding each Director’s principal occupations during the past five years are included in the table above.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Investment Manager to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Investment Manager, Sub-Advisers and other service providers in the operations of the Fund in accordance with the provisions of the Investment Company Act of 1940, as amended, applicable provisions of state and other laws and the Fund’s Articles of Incorporation and Bylaws. The Board is currently composed of four members, three of whom are Independent Directors. The Board meets in-person at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Directors have also engaged independent legal counsel to assist them in performing their oversight responsibility. The Independent Directors meet with their independent legal counsel in person prior to and during each quarterly in-person board meeting. As described below, the Board has established a Valuation Committee, an Audit Committee and a Nominating Committee, and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed Anthony Fischer, an Interested Director, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Investment Manager, Sub-Advisers, other service providers, counsel and other Directors generally between meetings. The Chairman serves as a key point person for dealings between management and the Directors. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has not appointed a lead independent director. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Directors and the full Board in a manner that enhances effective oversight.

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The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Manager, Sub-Advisers and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Investment Manager, Sub-Advisers and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Investment Manager, the Sub-Advisers and other service providers has its own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board requires senior officers of the Fund, including the President, Treasurer and Chief Compliance Officer, and the Investment Manager, to report to the Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee will receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board also receives reports from certain of the Fund’s other primary service providers on a periodic or regular basis, including the Sub-Advisers and the Fund’s custodian, distributor and administrator. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees of the Board of Directors

Audit Committee

The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee currently consists of each of the Fund’s Independent Directors. The Audit Committee has adopted a written charter that is available to on the Fund’s website at www.vivaldicef.com.com. The Audit Committee held one meeting during the last fiscal year.

Nominating Committee

The Board has formed a Nominating Committee that is responsible for selecting and nominating persons to serve as Directors of the Fund. The Nominating Committee is responsible for both nominating candidates to be appointed by the Board to fill vacancies and for nominating candidates to be presented to Shareholders for election. In performing its responsibilities, the Nominating Committee will consider candidates recommended by management of the Fund and by Shareholders and evaluate them both in a similar manner, as long as the recommendation submitted by a Shareholder includes at a minimum: the name, address and telephone number of the recommending Shareholder and information concerning the Shareholder’s interests in the Fund in sufficient detail to establish that the Shareholder held Shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the Nominating Committee in evaluating the recommended nominee’s qualifications to serve as a Director. The Nominating Committee may solicit candidates to serve as Directors from any source it deems appropriate. With the Board’s prior approval, the Nominating Committee may employ and compensate counsel, consultants or advisers to assist it in discharging its responsibilities. The Nominating Committee currently consists of each of the Fund’s Independent Directors. The Nominating Committee held one meeting during the last fiscal year.

Valuation Committee

The Board has formed a Valuation Committee that is responsible for reviewing fair valuations of securities held by the Fund in instances as required by the valuation procedures adopted by the Board and is responsible for carrying out the provisions of its charter. The Valuation Committee currently consists of each of the Fund’s Directors. As the Fund is recently organized, the Valuation Committee did not hold any meetings during the last fiscal year.

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Director Ownership of Securities

As of the Record Date, none of the Directors or nominees owned shares of the Fund. As of the Record Date, none of the Independent Directors or nominees (or their immediate family members) owned securities of the Investment Manager or any Sub-Adviser, or of an entity (other than a registered investment company) controlling, controlled by or under common control with the Investment Manager or any Sub-Adviser.

Compensation of Directors

In consideration of the services rendered by the Independent Directors, the Fund pays each Independent Director a retainer of $10,000 per year. Interested Directors are not compensated by the Fund.

Other Board-Related Matters

Shareholders who wish to send communications to the Board should send them to the address of the Fund and to the attention of the Board c/o the Secretary of the Fund. All such communications will be directed to the Board’s attention.

The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Shareholders.

BENEFICIAL OWNERS

As of the Record Date, the following persons were the only persons who were record owners (or to the knowledge of the Fund, beneficial owners) of 5% or more of the Fund’s shares.

Name and Address	Percentage of Ownership
TD AMERITRADE FEBO OMAHA, NE 68103	74.02% of Shares
GOLDMAN SACHS & CO FBO NEW YORK, NY 10282	12.24% of Shares
NATIONAL FINANCIAL SERVICES, LLC FEBO JERSEY CITY, NJ 07310	6.58% of Shares
CHARLES SCHWAB & CO INC. FBO JERSEY CITY, NJ 07310	6.47% of Shares

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the disclosure requirements of Item 405 of Securities and Exchange Commission (“SEC”) Regulation S-K require that our directors and executive officers, and any persons holding more than 10% of any class of our equity securities report their ownership of such equity securities and any subsequent changes in that ownership to the SEC and to us. Based solely upon its review of the copies of such forms and written representations received by it, the Fund believes that, for the fiscal year ended March 31, 2018, such forms were filed on a timely basis.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

The following aggregate fees by Grant Thornton LLP, the Fund’s independent registered public accounting firm, were billed to the Fund for work attributable to audit, tax and other services for the fiscal period from October 2, 2017 (inception of the Fund) to March 31, 2018.

Fiscal Period October 2, 2017 to March 31, 2018
Audit Fees	$37,500.00
Audit-Related Fees	$0
Tax Fees	$5,600.00
All Other Fees	$0
Total Fees:	$43,100.00

The Board’s Audit Committee has established a pre-approval policy that requires that the Audit Committee pre-approve all audit and non-audit services performed by the independent registered public accounting firm.

AUDIT COMMITTEE REPORT

The Audit Committee has met and held discussions with the Fund’s management and independent registered public accounting firm, Grant Thornton LLP. Grant Thornton LLP represented to the Audit Committee that the Fund’s financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management of the Fund and Grant Thornton LLP. The Audit Committee also discussed with Grant Thornton LLP matters required to be discussed by Auditing Standard No. 16.

Grant Thornton LLP also provided to the Audit Committee the written disclosures required by independence rules, and the Audit Committee discussed with Grant Thornton LLP its independence, in light of the services Grant Thornton LLP is providing.

Based upon these reviews and discussions, the Audit Committee recommended that the Board include the audited financial statements in the Fund’s Annual Report for the fiscal period ended March 31, 2018 filed with the SEC.

The Audit Committee

David G. Lee

Robert Seyferth

Gary E. Shugrue

OTHER BUSINESS

The Board knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the Annual Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Annual Meeting. The submission of a proposal does not guarantee its inclusion in the Fund’s proxy statement or presentation at the Annual Meeting unless certain securities law requirements are met.

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SUBMISSION OF SHAREHOLDER PROPOSALS

Shareholder proposals to be presented at the 2020 Annual Meeting of Shareholders must be delivered to, or mailed and received at, the principal executive offices of the Fund not less than 120 days in advance of the one year anniversary of the date the Fund's proxy statement was released to shareholders in connection with the previous year's annual meeting of shareholders. For the Fund's 2020 Annual Meeting of Shareholders, the Fund must receive such proposals before October 4, 2019. If the date of the annual meeting has been changed by more than thirty (30) calendar days from the date contemplated at the time of the previous year's proxy statement, shareholder proposals must be received a reasonable time before the Fund begins to print and send its proxy materials. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of shares with a market value of at least $2,000, and must have held such shares for at least one year. Further, the shareholder must continue to hold such shares through the date on which the annual meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and the submission of a proposal does not guarantee its inclusion in the Fund’s proxy statement or presentation at the annual meeting. A shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act.

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